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                                RADIOLOGIX, INC.
                             2000 STOCK OPTION PLAN

         Radiologix, Inc., a Delaware corporation (the Company), establishes the Radiologix, Inc. 2000 Stock Option Plan (the Plan), effective as of __________, 2000.

         1. PURPOSE. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by executive officers and selected employees, and to provide them incentives to put forth maximum efforts for the success of the Companys business, in order to serve the best interests of the Company and its shareholders.

         2. DEFINITIONS. The following terms, when used in the Plan with initial capital letters, will have the following meanings:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Change in Control" means the consummation of any transaction or series of transactions which results (i) in the reduction in the percentage of the issued and outstanding voting securities of the Company held in the aggregate by the Majority Stockholder (as such term is defined in the Stockholders Agreement) and any of its affiliates on the date of the Stockholders Agreement by more than 75%, (ii) an unrelated third partys acquiring at least 80% of the assets of the Company; or (iii) (A) an unrelated third party's acquiring a percentage of the issued and outstanding voting securities of the Company that exceeds the aggregate percentage of the issued and outstanding voting securities of the Company held by the Majority Stockholder and (B) the number of votes represented by nominees of such unrelated third party holding positions on the Board exceeds the number of votes represented by nominees of the Majority Stockholder holding positions on the Board; provided, however, that the following transactions will not constitute a Change in Control: (A) a public offering of securities of the Company that is registered or required to be registered under the Securities Act of 1933, as amended, or any similar law of any other jurisdiction and (B) the sale of securities of the Company to Directors, employees of or consultants to the Company pursuant to any agreement, plan or arrangement, including without limitation, the Plan.

            (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

            (d) "Committee" means the Compensation Committee of the Board and, to the extent the administration of the Plan has been assumed by the Board pursuant to Section 9, the Board.

            (e) "Common Stock" means the Common Stock, par value $0.0001 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section
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            (f) "Date of Grant" means the date specified by the Committee on which a grant of Stock Options will become effective.

            (g) "Director" means a member of the Board who is not a regular full-time employee of the Company or any Subsidiary.

            (h) "Management Objectives" means the performance objectives, if any, established by the Committee that are to be achieved with respect to a Stock Option granted to a Participant under the Plan.

            (i) "Market Value per Share" means, at any date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded; or if the Common Stock is not traded in a securities market, the fair market value per share of the Common Stock as determined by the Board in good faith and in a manner consistent with the determination of fair market value as specified in the Stockholders Agreement.

            (j) "Option Price" means the purchase price per share payable on exercise of a Stock Option.

            (k) "Participant" means a person who is selected by the Committee to receive benefits under the Plan.

            (l) "Rule 16b-3" means Rule 16b-3 under the Section 16 of the Securities Exchange Act of 1934, as amended, (or any successor rule to the same effect) as in effect from time to time.

            (m) "Stock Option" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Section 4.

            (n) "Stockholders Agreement" means the Stockholders Agreement dated as of November__, 2000, among the Company and the stockholders of the Company party thereto.

            (o) "Subsidiary" means (i) any corporation of which at least 50% of the total combined voting power of all outstanding shares of stock is owned directly or indirectly by the Company, (ii) any partnership of which at least 50% of the profits interest or capital interest is owned directly or indirectly by the Company and (iii) any other entity of which at least 50% of the total equity interest is owned directly or indirectly by the Company.

         3. SHARES AVAILABLE UNDER PLAN. Subject to adjustment as provided in
Section 6, the shares of Common Stock which may be issued or transferred and covered by outstanding Stock Options granted under the Plan will not exceed in the aggregate [10% on a fully diluted basis excluding any warrants issued in connection with the financing] shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. The number of shares available under this Section 3 will be adjusted to include shares that
(i) relate to Stock Options that expire or are forfeited or (ii) are transferred, surrendered or relinquished to the Company upon the payment of any Option Price or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any Stock Option granted under the Plan, any

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shares that were covered by that Stock Option will again be available for issue or transfer under the Plan.

         4. STOCK OPTIONS. The Committee may from time to time authorize grants to any Participant of options to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with this Section 4. Each grant of Stock Options may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

            (a) Each grant will specify the number of shares of Common Stock to which it pertains.

            (b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

            (c) Each grant will specify that the Option Price will be payable
(i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Committee, for less than six months) having an aggregate Market Value per Share at the date of exercise equal to the aggregate Option Price, (iii) by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate Market Value per Share on the date of exercise equal to the aggregate Option Price; provided that such authorization will require the consent of the Committee following the first public offering after the date hereof of equity securities of the Company that is registered or required to be registered under the Securities Act of 1933, as amended (a "Public Offering"), or (iv) by a combination of such methods of payment; provided, however, that the payment methods described in clause (ii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock.

            (d) Each grant will provide that the Option Price with respect to Stock Options exercised after a Public Offering may be deferred and paid from the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates.

            (e) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

            (f) Each grant will specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary that are necessary before the Stock Options or installments thereof will become exercisable.

            (g) Any grant may specify the Management Objectives that must be achieved as a condition to the exercise of the Stock Options.

            (h) Any grant may provide for the earlier exercise of the Stock Options in the event of a Change in Control or other similar transaction or event.

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            (i) Stock Options granted under this Section 4 may be (i) options which are intended to qualify under particular provisions of the Code, (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

            (j) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

            (k) No Stock Option will be exercisable more than ten years from the Date of Grant.

            (l) Any grant may specify the extent, if any, to which a Stock Option will remain exercisable after the Participant terminates employment.

            (m) Each grant of Stock Options will be evidenced by an agreement executed on behalf of the Company by an officer of the Company and delivered to the Participant and containing such terms and provisions, consistent with the Plan, as the Committee may approve.

         5. TRANSFERABILITY. Except as otherwise provided in the agreement evidencing a Participants Stock Option, (i) no Stock Option will be transferable by the Participant other than by will or the laws of descent and distribution and (ii) no Stock Option will be exercisable during the Participants lifetime by any person other than the Participant, or such persons guardian or legal representative.

         6. ADJUSTMENTS. After determining whether it is required to do so, the Committee will make or provide for such adjustments in the maximum number of shares specified in Section 3 in the numbers of shares of Common Stock covered by outstanding Stock Options granted hereunder, in the Option Price applicable to any such Stock Options, and/or in the kind of shares covered thereby (including shares of another issuer), as the Committee in its reasonable discretion exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
(ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization or partial or complete liquidation or other distribution of assets, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing, excluding in the case of clauses (i), (ii) and
(iii), dilution resulting from the issuance of securities by the Company for consideration. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Stock Options under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection with such substitution the surrender of all Stock Options so replaced.

         7. FRACTIONAL SHARES. The Company will not be required to issue any fractional share of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

         8. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under the Plan, and the amounts available to the Company for such

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withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. In addition, the Participant or such other person may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the Participant or such other person in payment of the Participants Stock Option. In no event, however, will shares of Common Stock be withheld in excess of the minimum number of shares required to satisfy the Companys withholding obligation without the consent of the Committee.

         9. ADMINISTRATION OF THE PLAN.

            (a) Unless the administration of the Plan has been expressly assumed by the Board pursuant to a resolution of the Board, the Plan will be administered by the Committee, which at all times will consist of two or more Directors appointed by the Board, all of whom will qualify as non-employee directors as defined in Rule 16b-3 (if the Company is then subject to the Securities Exchange Act of 1934, as amended) and as outside directors as defined in regulations adopted under Section 162(m) of the Code (if Section 162(m) of the Code then applies to the Company), as such terms may be amended from time to time. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

            (b) The Committee has the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of a Stock Option. The interpretation and construction by the Committee of any such provision and any determination by the Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.

         10. AMENDMENTS, ETC.

            (a) The Plan may be amended from time to time by the Committee or the Board but may not be amended without further approval by a majority of the shareholders of the Company if such amendment would result in the Plan no longer satisfying any applicable requirements of the New York Stock Exchange (or any other exchange or market system upon which shares of Common Stock are listed or admitted to trading), Rule 16b-3 or Section 162(m) of the Code; PROVIDED, HOWEVER, that no amendment shall adversely affect the terms of any outstanding Stock Option.

            (b) Neither the Committee nor the Board will authorize the amendment of any outstanding Stock Option to reduce the Option Price without the further approval by a majority of the shareholders of the Company. Furthermore, no Stock Option will be cancelled and replaced with Stock Options having a lower Option Price without further approval of the shareholders of the Company. This Section 10(b) is intended to prohibit the repricing of underwater Stock Options and will not be construed to prohibit the adjustments provided for in Section 6.

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            (c) The Committee may also permit Participants to elect to defer the issuance of Common Stock or the settlement of Stock Options in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

            (d) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Stock Option.

            (e) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participants employment or other service at any time.
















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